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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the Annual Report of Penford Corporation (the "Company") on Form 10-K/A for the period ended August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Thomas D. Malkoski, Chief Executive Officer of the Company, and Steven O. Cordier, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Thomas D. Malkoski
---------------------------------
Thomas D. Malkoski
Chief Executive Officer

Dated: January 14, 2004



/s/ Steven O. Cordier
---------------------------------
Steven O. Cordier
Chief Financial Officer

Dated: January 14, 2004